The
Bear Stearns
Funds


Prime Money
Market Portfolio














Annual Report                                                   BEAR
March 31, 2001                                                  STEARNS

                          Prime Money Market Portfolio
                             Letter to Shareholders


                                                                  April 30, 2001

Dear Shareholders:

We are pleased to present you with the annual report for the Prime Money Market Portfolio (the "Portfolio") for the fiscal year ended March 31, 2001. As of March 31, 2001, the Portfolio's 7-day average yield was 5.17% and the 7-day effective yield was 5.30%. Based on information compiled by iMoneyNet, Inc., the Portfolio's total return of 6.40% for the fiscal year ended March 31, 2001, exceeded the average total return for tier-one institutional money market funds by 24 basis points.(1) The Portfolio is now in its fourth year of operation and total current assets as of March 31, 2001, were more than $1.9 billion.

During the twelve months ended March 2001, the Federal Reserve Board's Open Market Committee ("FOMC") went from a tightening mode that culminated in a targeted Fed Funds rate of 6.50% in May 2000 to an aggressive easing mode that continues today. As we entered the second half of 2000, it started to become apparent economic growth was slowing. Third quarter 2000 GDP slowed to 2.2%. At its meetings in June 2000 through November 2000, although the targeted Fed Funds rate was held constant, the FOMC kept an inflationary bias in effect. As stock averages continued to decline, concerns became focused on a "negative" wealth effect. Manufacturing was beginning to slump and initial jobless claims started to rise. As 2000 ended, the FOMC again kept the targeted rate at 6.50% at its December 19th meeting, but changed its bias to "weakness." Many market participants believed a rate cut should have occurred at this meeting.

Those who felt the FOMC should have cut rates at its December meeting, however, did not have to wait long before the action was taken. An inter-meeting cut of 50 basis points in the targeted Fed Funds rate (to 6.00%) was announced on January 3, 2001. An additional cut of 50 basis points occurred at its regularly scheduled meeting on January 31st which lowered the targeted Fed Funds rate to 5.50%. Following disappointing growth of 1% in the 4th quarter of 2000 and a weak employment report that showed the economy losing jobs in February, the FOMC cut the targeted Fed Funds rate by 50 basis points, to 5.00% at its March 20th meeting. Then, in perhaps its most surprising move under Chairman Greenspan, the FOMC announced another interim rate cut of 50 basis points in an April 18th announcement. This action lowered the target Fed Funds rate to 4.50% -- a full 200 basis points of easing in less than four months.

Although the FOMC originally believed the economy was in the midst of an inventory cycle correction, it subsequently came to believe that declining stock values could have a negative effect on consumer spending which would produce an extended slowdown in economic growth. Although consumer spending has remained strong (in spite of declining confidence) and housing continues to be a strong point in the economy, the FOMC does not want to take the chance of the economy continuing to spiral downward. In addition, the FOMC realizes that now, more than ever, we are part of a global economy, and slowing world growth could also be a drag on the U.S. economy.

Looking at the Fed Funds futures contracts, the market fully expects another 50
- 75 basis points of easing, starting with the regularly scheduled FOMC meeting of May 15th. Whether the aggressive easing will lead to a "v-shaped" more rapid recovery or a longer "u-shaped" recovery is currently not known. We will watch events closely over the coming months and maintain our policy of investing in stable securities that will provide liquidity and competitive returns.

We appreciate your continued support. Please feel free to call us at 1-800-766-4111 with any questions or concerns you may have.


Sincerely,

/s/ DONI L. FORDYCE
-------------------
Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

---------
(1) The net yield represents past performance, which is not a guarantee of future results. Yields are net of management fees and expenses. As of March 31, 2001, there were 199 funds that had 12-month returns in the taxable First-Tier Institutional Only category, and throughout all periods, some or all of the funds, including the Portfolio, reported fee waivers from time to time. Without such waivers, the reported yields would have been lower.


Bear Stearns Asset Management Inc. has agreed to waive a portion of its advisory fee and to reimburse a portion of the Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns and net yields shown include fee waivers and expense reimbursements, if any; total returns and net yields would have been lower had there been no assumption of fees and expenses in excess of expense limitations.


                          Prime Money Market Portfolio
                            Portfolio of Investments
                                 MARCH 31, 2001

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                       INTEREST/
 AMOUNT                                                         DISCOUNT           MATURITY
(000's)                                                          RATE(S)            DATE(S)                   VALUE
-----------------------------------------------------------------------------------------------------------------------


          CERTIFICATES OF DEPOSITS-- 40.06%

          BANKS - DOMESTIC - 3.95%
$ 30,000  Citibank N.A. [A-1+, P-1]                          5.000 - 6.620%     04/19/01 - 06/08/01      $   30,006,658
  10,000  Northern Trust Company, (The) [A-1+, P-1]              5.520              04/09/01                 10,000,165
  37,500  State Street Bank & Trust Company [A-1+, P-1]      5.040 - 5.150      05/04/01 - 05/15/01          37,500,000
                                                                                                         --------------
                                                                                                             77,506,823
                                                                                                         --------------
          BANKS - EURO - CANADA - 0.61%
  12,000  Toronto-Dominion Bank [A-1+, P-1]                      4.980              06/12/01                 11,999,967
                                                                                                         --------------

          BANKS - EURO - FRANCE - 1.12%
  22,000  Credit Agricole Indosuez [A-1+, P-1]                   4.970              06/13/01                 22,002,996
                                                                                                         --------------

          BANKS - EURO - GERMANY - 9.47%
  30,000  Bayerische Landesbank Girozentrale [A-1+, P-1]     4.950 - 6.630      05/08/01 - 06/15/01          30,002,018
  16,000  Commerzbank AG [A-1, P-1]                          6.530 - 6.850      05/07/01 - 05/09/01          16,000,913
  14,000  Deutsche Bank AG [A-1+, P-1]                           5.070              05/14/01                 14,000,332
  19,000  Dresdner Bank AG [A-1+, P-1]                           6.770              04/19/01                 19,011,858
  20,000  Landesbank Hessen-Thuringen Girozentrale
                [A-1+, P-1]                                      4.750              06/29/01                 20,000,489
  62,000  Norddeutsche Landesbank Girozentrale [A-1+, P-1]   4.750 - 5.320      05/09/01 - 06/26/01          62,000,606
  25,000  Westdeutsche Landesbank Girozentrale [A-1+, P-1]   6.610 - 6.810      04/17/01 - 04/20/01          25,005,492
                                                                                                         --------------
                                                                                                            186,021,708
                                                                                                         --------------

          BANKS - EURO - NETHERLANDS - 2.50%
  35,000  ING Bank N.V. [A-1+, P-1]                          4.940 - 5.400      04/20/01 - 07/12/01          35,006,418
  14,000  Rabobank Nederland N.V. [A-1+, P-1]                    5.080              05/09/01                 14,000,388
                                                                                                         --------------
                                                                                                             49,006,806
                                                                                                         --------------
          BANKS - EURO - SWEDEN - 0.31%
   6,000   Svenska Handelsbanken AB [A-1, P-1]                   6.620              05/21/01                  6,000,225
                                                                                                         --------------

          Banks - Euro - Switzerland - 1.02%
  20,000  Credit Suisse First Boston [A-1+, P-1]                 5.290              05/08/01                 20,000,203
                                                                                                         --------------

          BANKS - EURO - UNITED KINGDOM - 4.23%
  12,000  Abbey National Bank plc [A-1+, P-1]                    5.280              05/08/01                 11,999,747
  20,000  Abbey National Treasury Services plc [A-1+, P-1]       4.810              07/02/01                 20,000,505
  51,000  Barclay's Bank plc [A-1+, P-1]                     4.990 - 6.650      04/17/01 - 05/07/01          51,000,524
                                                                                                         --------------
                                                                                                             83,000,776
                                                                                                         --------------

          BANKS - YANKEE - CANADA - 6.47%
  51,000  Bank of Nova Scotia [A-1, P-1]                     5.400 - 7.155      04/17/01 - 05/08/01          51,016,415
  41,000  Canadian Imperial Bank of Commerce [A-1+, P-1]     5.300 - 6.480      04/02/01 - 05/07/01          41,021,850
  27,000  Royal Bank of Canada [A-1+, P-1]                   6.010 - 6.850      04/06/01 - 09/11/01          27,042,748
   8,000  Toronto-Dominion Bank [A-1+, P-1]                      4.940              06/15/01                  8,000,658
                                                                                                         --------------
                                                                                                            127,081,671
                                                                                                         --------------


The accompanying notes are an integral part of the financial statements.



                                      -3-


-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                       INTEREST/
 AMOUNT                                                         DISCOUNT           MATURITY
(000's)                                                          RATE(S)            DATE(S)                   VALUE
-----------------------------------------------------------------------------------------------------------------------

          CERTIFICATES OF DEPOSITS (continued)
          BANKS - YANKEE - FRANCE - 2.39%
$ 42,000  Credit Agricole Indosuez [A-1+, P-1]               4.850 - 5.430%     04/06/01 - 05/21/01       $  42,000,198
   5,000  Societe Generale [A-1+, P-1]                           6.810              04/17/01                  4,999,857
                                                                                                         --------------
                                                                                                             47,000,055
                                                                                                         --------------

          BANKS - YANKEE - GERMANY - 4.15%
  37,000  Bayerische Hypo-und Vereinsbank AG [A-1, P-1]      5.000 - 6.410      04/11/01 - 04/27/01          36,998,330
  15,000  Bayerische Landesbank Girozentrale [A-1+, P-1]         5.360              04/23/01                 15,000,364
  13,500  Commerzbank AG [A-1, P-1]                          6.850 - 6.880      04/27/01 - 04/30/01          13,500,228
  16,000  Deutsche Bank AG [A-1+, P-1]                           5.020              05/16/01                 16,000,000
                                                                                                         --------------
                                                                                                             81,498,922
                                                                                                         --------------

          BANKS - YANKEE - NETHERLANDS - 1.27%
  25,000  Rabobank Nederland N.V. [A-1+, P-1]                4.750 - 6.825      06/29/01 - 08/28/01          25,001,799
                                                                                                         --------------

          BANKS - YANKEE - SWEDEN - 1.12%
  22,000  Svenska Handelsbanken AB [A-1, P-1]                7.120 - 7.360      05/04/01 - 05/16/01          22,036,546
                                                                                                         --------------

          BANKS - YANKEE - SWITZERLAND - 0.56%
  11,000  UBS AG [A-1+, P-1]                                 7.080 - 7.200      05/08/01 - 06/22/01          11,000,133
                                                                                                         --------------

          BANKS - YANKEE - UNITED KINGDON - 0.89%
   7,500  Lloyds Bank N.Y. [A-1+, P-1]                           6.740              04/10/01                  7,502,749
  10,000  National Westminster Bank [A-1+, P-1]                  6.650              04/10/01                 10,000,024
                                                                                                         --------------
                                                                                                             17,502,773
                                                                                                         --------------
          Total Certificates of Deposits
                  (cost - $786,661,403)                                                                     786,661,403
                                                                                                         --------------


          COMMERCIAL PAPER -- 44.33%
          BANKS - YANKEE - UNITED KINGDOM - 0.25%
   5,000  Lloyds Bank N.Y. [A-1+, P-1]                           6.410              04/30/01                  4,974,182
                                                                                                         --------------

          CHEMICALS - DIVERSIFIED - 1.17%
  23,000  E.I. DuPont de Nemours & Company [A-1+, P-1]       5.070 - 5.160      04/12/01 - 04/20/01          22,949,447
                                                                                                         --------------

          COMMERCIAL FINANCE - 7.79%
  30,000  General Electric Capital Corp. [A-1+, P-1]         4.870 - 5.310      04/13/01 - 05/30/01          29,853,729
  71,450  Toyota Motor Credit Corp. [A-1+, P-1]              5.210 - 5.450      04/02/01 - 04/06/01          71,426,910
  51,900  UBS Finance (DE) LLC [A-1+, P-1]                   4.890 - 5.350      04/02/01 - 06/06/01          51,727,189
                                                                                                         --------------
                                                                                                            153,007,828
                                                                                                         --------------

The accompanying notes are an integral part of the financial statements.

                                      -4-



-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                       INTEREST/
 AMOUNT                                                         DISCOUNT           MATURITY
(000's)                                                          RATE(S)            DATE(S)                   VALUE
-----------------------------------------------------------------------------------------------------------------------

          COMMERCIAL PAPER (continued)
          CORPORATE LOAN CONDUIT - 5.30%
$ 50,100  Centric Capital Corp. [A-1+, P-1]                  4.900 - 6.410%     04/06/01 - 06/12/01      $   49,883,727
  46,413  Greenwich Funding Corp. [A-1+, P-1]                4.860 - 5.370      04/02/01 - 05/25/01          46,244,216
  8,000   Greyhawk Funding, LLC [A-1+, P-1]                      5.360              04/23/01                  7,973,796
                                                                                                         --------------
                                                                                                            104,101,739
                                                                                                         --------------
          COSMETICS & Toiletries - 1.93%
  37,800  Gillette Co. [A-1+, P-1]                           5.280 - 5.500      04/02/01 - 04/17/01          37,783,694
                                                                                                         --------------

          DIVERSIFIED RECEIVABLES CONDUIT - 10.56%
  20,000  Alpine Securitization Corp. [A-1+, P-1]                5.500              04/02/01                 19,996,945
  37,957  Barton Capital Corp. [A-1+, P-1]                   5.050 - 5.300      04/02/01 - 04/30/01          37,868,623
  42,000  Delaware Funding Corp. [A-1+, P-1]                 4.940 - 5.170      04/09/01 - 05/14/01          41,857,961
  31,000  Enterprise Funding Corp. [A-1+, P-1]               4.920 - 5.160      04/20/01 - 05/24/01          30,825,176
   7,052  Park Avenue Receivables Corp. [A-1, P-1]               5.180              04/20/01                  7,032,721
  20,000  Sheffield Receivables Corp. [A-1+, P-1]                5.250              04/03/01                 19,994,167
  20,071  Triple-A Funding Corp. [A-1, P-1]                  5.000 - 5.140      04/20/01 - 05/09/01          19,990,404
  30,000  Windmill Funding Corp. [A-1+, P-1]                 4.860 - 5.360      04/05/01 - 05/18/01          29,867,144
                                                                                                         --------------
                                                                                                            207,433,141
                                                                                                         --------------

          GAS & OIL - 3.46%
  68,000  Koch Industries, Inc. [A-1+, P-1]                      5.400              04/02/01                 67,989,800
                                                                                                         --------------

          INSURANCE - 2.69%
  53,000  General Reinsurance Corp. [A-1+, P-1]              4.920 - 5.180      04/06/01 - 05/04/01          52,845,161
                                                                                                         --------------

          INVESTMENT STRUCTURE - 2.10%
  41,550  Sigma Finance Inc. [A-1+, P-1]                     4.700 - 6.470      04/04/01 - 07/26/01          41,273,920
                                                                                                         --------------

          MEDICAL - DRUGS - 4.07%
  10,000  Bayer Corp. [A-1+, P-1]                                5.280              04/12/01                  9,983,867
  70,000  Merck & Co., Inc. [A-1+, P-1]                          5.500              04/02/01                 69,989,306
                                                                                                         --------------
                                                                                                             79,973,173
                                                                                                         --------------
          METAL - ALUMINUM - 1.52%
  30,000  ALCOA Inc. [A-1, P-1]                              4.800 - 5.320      04/11/01 - 06/04/01          29,898,812
                                                                                                         --------------

          RETAIL - DEPARTMENT STORES - 0.43%
   8,325   Wal-Mart Stores, Inc. [A-1+, P-1]                     5.150              04/17/01                  8,305,945
                                                                                                         --------------

          SECURITIES DEALERS - 1.63%
   8,000  Credit Suisse First Boston [A-1+, P-1]                 6.430              04/11/01                  7,985,711
  24,000  Morgan Stanley Dean Witter & Co. [A-1+, P-1]       4.950 - 5.100      04/11/01 - 04/23/01          23,946,700
                                                                                                         --------------
                                                                                                             31,932,411
                                                                                                         --------------



                                      -5-



-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                       INTEREST/
 AMOUNT                                                         DISCOUNT           MATURITY
(000's)                                                          RATE(S)            DATE(S)                   VALUE
-----------------------------------------------------------------------------------------------------------------------

          COMMERCIAL PAPER (continued)
          Telecommunications - 1.43%
$ 28,000  SBC Communications, Inc. [A-1+, P-1]               5.120 - 5.140%     04/10/01 - 04/11/01      $   27,962,236
                                                                                                         --------------

          Total Commercial Paper
                (cost - $870,431,489)                                                                       870,431,489
                                                                                                         --------------

          CORPORATE OBLIGATIONS-- 8.17%
          BANKS - DOMESTIC - 4.86%
  22,000  American Express Centurion Bank* [A-1, P-1]        5.163 - 5.204      04/02/01 - 04/17/01          22,000,000
  30,750  Bank of America N.A. [A-1+, P-1]                   6.600 - 6.950      04/17/01 - 07/16/01          30,771,506
   6,000  Bank of America N.A.* [A-1+, P-1]                      5.113              06/06/01                  6,001,697
  10,000  Bank One, N.A. [A-1, P-1]                          6.640 - 6.930      04/25/01 - 06/29/01          10,000,000
  10,000  Bank One, N.A.* [A-1, P-1]                             5.020              04/02/01                 10,000,000
   5,000  First Union N.B.* [A-1, P-1]                           5.180              04/02/01                  5,000,000
   5,000  Key Bank N.A.*  [A-1, P-1]                             5.350              04/02/01                  5,000,000
   6,600  Wachovia Bank N.A.* [A-1+, P-1]                        5.006              04/18/01                  6,599,104
                                                                                                         --------------
                                                                                                             95,372,307
                                                                                                         --------------

          BANKS - YANKEE - GERMANY - 0.23%
   4,500  Bayerische Landesbank N.Y.* [A-1+, P-1]                5.110              04/02/01                  4,499,232
                                                                                                         --------------

          COMMERCIAL FINANCE - 0.56%
  11,000  General Motors Acceptance Corp.* [A-1, P-1]        5.510 - 5.710          04/02/01                 11,006,323
                                                                                                         --------------

          INVESTMENT STRUCTURE - 0.51%
  10,000  Sigma Finance Inc.* [A-1+, P-1]                    5.100 - 5.315          04/02/01                  9,998,291
                                                                                                         --------------

          SECURITIES DEALERS - 1.76%
  12,000  Goldman Sachs Group L.P., (The)* [A-1+, P-1]           5.048              04/23/01                 12,000,000
   5,000  J.P. Morgan & Co., Inc.* [A-1+, P-1]                   5.260              04/06/01                  5,000,000
   5,000  Merrill Lynch & Co., Inc.* [A-1+, P-1]                 5.520              05/08/01                  5,006,600
  12,500  Morgan Stanley Dean Witter & Co.* [A-1+, P-1]          5.310              04/02/01                 12,500,000
                                                                                                         --------------
                                                                                                             34,506,600
                                                                                                         --------------
          TELECOMMUNICATIONS - 0.25%
   5,000  SBC Communications, Inc.* [A-1+, P-1]                  5.339              05/15/01                  5,000,000
                                                                                                         --------------

          Total Corporate Obligations
                (cost - $160,382,753)                                                                       160,382,753
                                                                                                         --------------

 SHARES
 ------
          INVESTMENT COMPANY-- 0.03%
 586,768  AIM Prime Short-Term Investment Company-Prime Portfolio (1)
                [AAAm, Aaa] (cost - $586,768)                    5.080                   --                     586,768
                                                                                                         --------------



                                      -6-



-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                       INTEREST/
 AMOUNT                                                         DISCOUNT           MATURITY
(000's)                                                          RATE(S)            DATE(S)                   VALUE
-----------------------------------------------------------------------------------------------------------------------


          TIME DEPOSITS-- 4.07%
$ 60,000  Societe Generale [A-1+,P-1]                            5.500%             04/02/01             $   60,000,000
  20,000  SunTrust Banks, Inc. [A-1+,P-1]                        5.250              04/02/01                 20,000,000
          Total Time Deposits                                                                            --------------
                (cost - $80,000,000)                                                                         80,000,000
                                                                                                         --------------

          REPURCHASE AGREEMENT**-- 2.99%
  58,803  ABN-AMRO Inc. (cost - $58,803,000)                     5.250              04/02/01                 58,803,000
                                                                                                         --------------

          Total Investments-- 99.65%
              (cost - $1,956,865,413)***                                                                  1,956,865,413

          Cash and other assets in excess of liabilities-- 0.35%                                              6,780,624
                                                                                                         --------------

          Net Assets-- 100.00%                                                                           $1,963,646,037
                                                                                                         ==============

------------
* Variable Rate Obligations - The rate shown is the rate as of March 31, 2001 and the maturity date shown is the date the interest rate resets.
**   See notes to financial statements for description of underlying collateral.
*** The cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.
(I) Money market fund; interest rate reflects SEC seven-day yield at March 31, 2001.



The accompanying notes are an integral part of the financial statements.



                          Prime Money Market Portfolio
                      Statement of Assets and Liabilities
                                 MARCH 31, 2001



ASSETS
Investments, at amortized cost which
        approximates market value
        (identified and tax cost - $1,956,865,413) ........     $ 1,956,865,413
Cash ......................................................                 319
Interest receivable .......................................          15,415,496
Deferred organization expenses
        and other assets ..................................              72,251
                                                                ---------------
Total assets ..............................................       1,972,353,479
                                                                ---------------
LIABILITIES
Dividends payable .........................................           8,151,723
Advisory fee payable ......................................             120,822
Administration fee payable ................................              78,425
Custodian fee payable .....................................              18,928
Accrued expenses ..........................................             337,544
                                                                ---------------
Total liabilities .........................................           8,707,442
                                                                ---------------
NET ASSETS
Capital stock, $0.001 par value
        (unlimited shares of beneficial
        interest authorized) ..............................           1,963,682
Paid-in capital ...........................................       1,961,718,218
Accumulated net realized loss from investments ............             (35,863)
                                                                ---------------
Net assets ................................................     $ 1,963,646,037
                                                                ===============
CLASS Y
Net assets ................................................     $ 1,963,646,037
                                                                ---------------
Shares of beneficial interest outstanding .................       1,963,681,900
                                                                ---------------
Net asset value, offering and
        redemption price per share ........................     $          1.00
                                                                ===============


The accompanying notes are an integral part of the financial statements.



                          Prime Money Market Portfolio
                            Statement of Operations
                    FOR THE FISCAL YEAR ENDED MARCH 31, 2001


INVESTMENT INCOME
Interest ....................................................      $ 77,079,071
                                                                   ------------
EXPENSES
Advisory fees ...............................................         2,428,010
Administration fees .........................................           607,003
Accounting fees .............................................           323,159
Federal and state registration fees .........................           278,430
Custodian fees and expenses .................................           153,709
Legal and auditing fees .....................................            63,702
Transfer agent fees and expenses ............................            34,320
Amortization of organization expenses .......................            13,089
Reports and notices to shareholders .........................            10,767
Insurance expenses ..........................................             9,712
Trustees' fees and expenses .................................             9,676
Other .......................................................            24,911
                                                                   ------------
        Total expenses before waivers and
                related reimbursements ......................         3,956,488
        Less:  waivers and related reimbursements ...........        (1,528,405)
                                                                   ------------
        Total expenses after waivers and
                related reimbursements ......................         2,428,083
                                                                   ------------
Net investment income .......................................        74,650,988
                                                                   ------------
NET REALIZED LOSS ON INVESTMENTS ............................               (41)
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........      $ 74,650,947
                                                                   ============

The accompanying notes are an integral part of the financial statements.



                          Prime Money Market Portfolio
                      Statements of Changes in Net Assets

                                                                         FOR THE FISCAL
                                                                      YEARS ENDED MARCH 31,
                                                               ----------------------------------
                                                                     2001                2000
                                                               ---------------   ----------------
INCREASE IN NET ASSETS FROM
OPERATIONS
Net investment income ......................................   $    74,650,988    $    31,658,609
Net realized loss on investments ...........................               (41)              (214)
                                                               ---------------   ----------------
Net increase in net assets resulting from operations .......        74,650,947         31,658,395
                                                               ---------------   ----------------
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income ......................................       (74,650,988)       (31,658,609)
                                                               ---------------   ----------------
SHARES OF BENEFICIAL INTEREST*
Net proceeds from the sale of shares .......................     8,234,056,726      2,681,516,787
Cost of shares repurchased .................................    (7,244,952,498)    (2,179,152,635)
Shares issued in reinvestment of dividends .................        60,634,872         25,342,284
                                                               ---------------   ----------------
Net increase in net assets derived from shares of beneficial
interest transactions ......................................     1,049,739,100        527,706,436
                                                               ---------------   ----------------

Total increase in net assets ...............................     1,049,739,059        527,706,222
NET ASSETS
Beginning of year ..........................................       913,906,978        386,200,756
                                                               ---------------   ----------------

End of year ................................................   $ 1,963,646,037    $   913,906,978
                                                               ===============   ================


-------------
* Share transactions at net asset value of $1.00 per share.



The accompanying notes are an integral part of the financial statements.


                          Prime Money Market Portfolio
                              Financial Highlights

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                                           FOR THE PERIOD
                                                        FOR THE FISCAL YEARS               JULY 14, 1997*
                                                          ENDED MARCH 31,                      THROUGH
                                                     2001           2000           1999    MARCH 31, 1998
                                                  --------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $1.0000        $1.0000        $1.0000        $1.0000
Net investment income (1)                           0.0622         0.0526         0.0524         0.0399
                                                   -------        -------        -------        -------

Net increase in net assets
        resulting from operations                   0.0622         0.0526         0.0524         0.0399
                                                   -------        -------        -------        -------

Dividends to shareholders from
        net investment income                      (0.0622)       (0.0526)       (0.0524)       (0.0399)
                                                   -------        -------        -------        -------

Net asset value, end of period                     $1.0000        $1.0000        $1.0000        $1.0000
                                                   =======        =======        =======        =======


Total investment return (2)                           6.40%          5.39%          5.37%          5.72%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $1,963,646       $913,907       $386,201       $121,460
Ratio of expenses to average net assets (1)           0.20%          0.20%          0.20%          0.13%(3)
Ratio of net investment income
        to average net assets (1)                     6.15%          5.36%          5.24%          5.58%(3)
Increase/(decrease) reflected in
        above expense and net investment
        income ratios due to waivers
        and related reimbursements                    0.13%          0.17%          0.25%          0.52%(3)






*    Commencement of investment operations.
(1)  Reflects waivers and related reimbursements.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends. Total investment return is not annualized.
(3)  Annualized.


The accompanying notes are an integral part of the financial statements.

                          Prime Money Market Portfolio
                         Notes to Financial Statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund consists of eleven separate portfolios: seven diversified portfolios, Large Cap Value Portfolio, Small Cap Value Portfolio, Income Portfolio, International Equity Portfolio, Balanced Portfolio, High Yield Total Return Portfolio and Prime Money Market Portfolio (the "Portfolio"), and four non-diversified portfolios, The Insiders Select Fund, S&P STARS Portfolio, Focus List Portfolio and Emerging Markets Debt Portfolio. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act. In addition, a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As of the date hereof, the Portfolio offers one class of shares, which has been designated as Class Y shares.

ORGANIZATIONAL MATTERS - Prior to commencing investment operations on July 14, 1997, the Portfolio did not have any transactions other than those relating to organizational matters and the sale of one Class Y share to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"). Costs of $56,500, which were incurred by the Portfolio in connection with the organization, registration with the Commission and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio.

MANAGEMENT ESTIMATES - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION - Portfolio securities are valued under the amortized cost method, which approximates current market value. Securities are valued at cost when purchased, and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuations are performed in an attempt to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuing basis.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis for both financial reporting and income tax purposes. Interest income and expenses are recorded on the accrual basis.

U.S. FEDERAL TAX STATUS - The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax.

At March 31, 2001, the Portfolio had gross capital loss carryforwards of $35,863, of which $34,543 expires in 2007, $1,279 expires in 2008 and $41 expires in 2009, available as a reduction, to the extent provided in regulations, of any future net capital gains realized before the end of fiscal year 2009. To the extent that the loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

REPURCHASE AGREEMENTS - The Portfolio may purchase securities from financial institutions subject to the seller's agreement to repurchase and the Portfolio's agreement to resell the securities at par. The investment adviser only enters into repurchase agreements with financial institutions that are primary dealers and deemed to be creditworthy by the investment adviser in accordance with procedures adopted by the Board of Trustees. Securities purchased subject to repurchase agreements are maintained with a custodian of the Portfolio and must have, at all times, an aggregate market value greater than or equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below 102% of the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2001, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as investment adviser pursuant to an advisory agreement with the Portfolio. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.20% of the Portfolio's average daily net assets.

For the fiscal year ended March 31, 2001, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to the Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.05% of the Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Portfolio, PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect majority-owned subsidiary of The PNC Financial Services Group, provides certain fund accounting and administrative services to the Portfolio. For providing these services, PFPC is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.075% of the Portfolio's average daily net assets up to $150 million, 0.04% of the next $150 million, 0.02% of the next $300 million and 0.0125% of net assets above $600 million.

For the fiscal year ended March 31, 2001, the Adviser has undertaken to limit the Portfolio's operating expenses to a maximum annual level of no more than 0.20% of its average daily net assets. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 2001, the Adviser waived advisory fees of $1,490,775. In addition, the Adviser reimbursed expenses of $37,630 in order to maintain the expense limitation.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc., and an affiliate of BSAM, BSFM and Bear Stearns, serves as custodian to the Portfolio.

SHARES OF BENEFICIAL INTEREST

The Portfolio currently offers Class Y shares. There is no sales charge or contingent deferred sales charge on Class Y shares, which are offered primarily to institutional investors.

At March 31, 2001, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for the Portfolio, of which Bear Stearns and its affiliates owned 232,001,238 of Class Y shares or approximately 12% of the shares outstanding.

COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with ABN-AMRO Inc. outstanding at March 31, 2001:



               PRINCIPAL                                                                   ACCRUED
ISSUER           AMOUNT          MATURITY DATES       INTEREST RATES     MARKET VALUE     INTEREST     TOTAL VALUE
------         -----------     -------------------    --------------     ------------    ----------    -----------
Freddie Mac    $58,945,000     04/10/01 - 12/21/01     0.00 - 6.625%     $58,528,921     $1,453,441    $59,982,362


CREDIT FACILITY

The Fund has entered into a demand promissory note agreement with The Chase Manhattan Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of the Portfolio). The credit facility bears interest at the greater of (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. The Portfolio, as a fundamental policy, is permitted to borrow in an amount up to 33 1/3% of the value of the Portfolio's assets. However, the Portfolio intends to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts not to exceed 15% of its net assets.

Loans are payable on demand or upon termination of this credit facility or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan is advanced. During the fiscal year ended March 31, 2001, the maximum amount outstanding under the credit facility for the Portfolio was $121,000, with an average loan balance of $1,087 with an average interest rate of 6.61%. The Portfolio had no amounts outstanding under the credit facility at March 31, 2001.

                          Prime Money Market Portfolio
                          Independent Auditors' Report

The Board of Trustees and Shareholders,
Prime Money Market Portfolio
(a series of The Bear Stearns Funds):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prime Money Market Portfolio (the "Portfolio") as of March 31, 2001, and the related statement of operations for the year then ended, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prime Money Market Portfolio as of March 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, NY
May 17, 2001

                          Prime Money Market Portfolio
                                 Privacy Notice

While information is the cornerstone of our ability to provide superior service, our most important assets are our shareholders and the trust that they place in us. Keeping shareholder information secure and using it only as our shareholders would want us to are top priorities at The Bear Stearns Funds.

We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and mailers that assist us in the distribution of shareholder materials. This allows us to continue to meet your investing needs, and to effect transactions that you request or authorize.

These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.

You may have received communications regarding information privacy on policies from other financial institutions that gave you the opportunity to "opt-out" of certain information sharing with companies that are not affiliated with that financial institution. The Bear Stearns Funds does not share information with other companies for purposes of marketing solicitations.Therefore, The Bear Stearns Funds does not provide opt-out options to its shareholders.

We reserve the right to change our privacy policy at any time. The examples contained within this notice are illustrations; they are not intended to be exclusive. This notice complies with a recently enacted Federal law and new SEC regulations regarding privacy. You may have additional rights under foreign or other domestic laws that may apply to you.

May 2001

                       This page intentionally left blank.

The
Bear Stearns
Funds

575 Lexington Avenue
New York, NY 10022
1-800-766-4111

Michael Minikes                         Chairman of the Board and Trustee
Doni L. Fordyce                         President and Trustee
Peter M. Bren                           Trustee
John S. Levy                            Trustee
Robert E. Richardson                    Trustee
Barry Sommers                           Executive Vice President
Stephen A. Bornstein                    Vice President and Secretary
Frank J. Maresca                        Vice President and Treasurer
Vincent L. Pereira                      Assistant Treasurer

INVESTMENT ADVISER                      DISTRIBUTOR
Bear Stearns Asset                      Bear, Stearns & Co. Inc.
Management Inc.                         245 Park Avenue
575 Lexington Avenue                    New York, NY 10167
New York, NY 10022
                                        TRANSFER AND DIVIDEND
ADMINISTRATOR                           DISBURSEMENT AGENT
Bear Stearns Funds                      PFPC Inc.
Management Inc.                         Bellevue Corporate Center
575 Lexington Avenue                    400 Bellevue Parkway
New York, NY 10022                      Wilmington, DE 19808

CUSTODIAN                               INDEPENDENT AUDITORS
Custodial Trust Company                 Deloitte & Touche LLP
101 Carnegie Center                     Two World Financial Center
Princeton, NJ 08540                     New York, NY 10281

COUNSEL
Kramer Levin
Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies, and other information. Total investment return is based on historical results and is not intended to indicate future performance.

Prime Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Prime Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.


                                                                    BSF-R-017-08